UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	June 17, 2014

PANEX RESOURCES INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51707 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)

c/o Coresco AG Level 3, Gotthardstrasse 20 Zug, Switzerland (Address of principal executive offices)	CH-6300 (Zip Code)

Registrant’s telephone number, including area code	+41-41-711-0281

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Panex Resources Inc.	Page 2

Information to be included in report

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, Mark Gasson consented to and was appointed to act as an additional director of Panex by the board of directors.

Mark Gasson (56 years old) has been the Chief Executive Officer and President of Panex since December 2013 and a director of Panex since June 2014.  During the last 5 years Mr. Gasson was Managing Director of Australian listed Erongo Energy Limited until he resigned in August 2013 and has been a Director in Canadian listed Alphamin Resources Corp since December 2011.  Mr. Gasson was responsible for the set up and management of exploration programs in both Companies and was also responsible for marketing, fund raising and new acquisitions.

Mr. Gasson received a BSc ( Hons ) Geology.

During the past three years, Mr. Gasson has also served as a director of the following listed companies: Erongo Energy Limited and Alphamin Resources Corp.

There is no family relationship among the current directors or officers of Panex.

During the last two years, there has been no transaction or proposed transaction that Panex was or is a party to in which Mr. Gasson had or is to have a direct or indirect material interest, with the exception of the Services Agreement with Coresco AG.  Mr. Gasson is a director and a minority shareholder of Coresco AG, the entity providing the services to Panex.  See Exhibit 10.8 – Services Agreement for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.8, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.8 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
10.8

Services Agreement dated March 14, 2012 between Panex Resources Inc. and Coresco AG, filed as an Exhibit to Panex’s Form 8-K (Current Report) filed on April 10, 2012 and incorporated herein by reference.

Filed

Form 8-K	Panex Resources Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Panex Resources Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PANEX RESOURCES INC.

Dated: June 17, 2014	By: /s/ Mark Gasson
Mark Gasson - CEO and President

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